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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         We, the undersigned directors and/or officers of Oglebay Norton Company, an Ohio corporation (the "Company"), hereby severally constitute and appoint Michael D. Lundin, Julie A. Boland and Rochelle F. Walk, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorney-in-fact or attorneys-in-fact, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-1 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney; provided, however, that this Power of Attorney is not effective until each of us has duly assumed his or her respective positions of director and/or officer of Oglebay Norton Company following its emergence from bankruptcy under chapter 11 of the United States Bankruptcy Code in accordance with the second amended joint plan of reorganization as confirmed by the United States Bankruptcy Court for the District of Delaware on November 17, 2004.

         Executed as of this 27th day of January 2005.


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
/s/ Michael D. Lundin                                                  /s/ Julie A. Boland
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Michael D. Lundin                                                      Julie A. Boland
President and Chief Executive Officer and Director                     Vice President and Chief Financial Officer
(Principal Executive Officer)                                          (Principal Financial and Accounting Officer)


/s/ DeLyle W. Bloomquist                                               /s/ Thomas O. Boucher Jr.
------------------------------------------------------                 ---------------------------------------------------
DeLyle W. Bloomquist                                                   Thomas O. Boucher Jr.
Director                                                               Director


/s/ Eugene I. Davis                                                    /s/ Laurence V. Goddard
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Eugene I. Davis                                                        Laurence V. Goddard
Director                                                               Director


/s/ Robert H. Kanner                                                   /s/ John P. O'Brien
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Robert H. Kanner                                                       John P. O'Brien
Director                                                               Director
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